UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2017

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA	95618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01 Entry into a Material Definitive Agreement.

Anderson Note

On December 22, 2017, Marrone Bio Innovations, Inc. (the “Company”) and Dwight W. Anderson (“Anderson”) entered into a secured promissory note (the “Anderson Note”), which amended and restated in its entirety that certain Amended and Restated Promissory Note, dated as of October 23, 2017, which was given in replacement of, and amended and restated in its entirety, that certain Promissory Note, dated as of October 12, 2017. The Anderson Note is a secured promissory note in the aggregate principal amount of up to $6,000,000, due on October 12, 2020 (the “Maturity Date”). Pursuant to the Anderson Note, Anderson has funded amounts to the Company in various separate disbursements, $4,000,000 aggregate principal amount of which has already been provided to the Company (i) on October 12, 2017, in an aggregate principal amount of $1,000,000, (ii) on October 23, 2017, in an aggregate principal amount of $1,000,000, (iii) on December 1, 2017, in an aggregate principal amount of $500,000, (iv) on December 4, 2017, in an aggregate principal amount of $500,000, (v) on December 8, 2017, in an aggregate principal amount of $500,000 and (vi) on December 26, 2017, in an aggregate principal amount of $500,000. Anderson may, in his sole discretion, fund the remaining $2,000,000 aggregate principal amount, as the Company may request from time to time in whole or in part.

From the date of any such disbursement through December 31, 2017 (or such later date as Anderson may decide in his reasonable discretion and as notified to the Company), the Anderson Note will bear interest at a rate of 1% per annum, payable in arrears on the Maturity Date, unless earlier converted into shares of the Company’s common stock as described below. Thereafter, beginning January 1, 2018 (or such later date as described above), the Anderson Note will bear interest at a rate of 10% per annum, payable in arrears on the Maturity Date, unless earlier converted into shares of the Company’s common stock as described below.

Any or all of the principal or accrued interest under the Anderson Note may be converted into shares of the Company’s common stock at a rate of one share of common stock per $1.00 of converting principal or interest, rounded down to the nearest share with any fractional amounts cancelled, at the election of Anderson by delivery of written notice to the Company. In addition, upon the consummation of a qualified equity financing of the Company prior to the Maturity Date, the aggregate outstanding principal balance of the Anderson Note and all accrued and unpaid interest thereon may convert, at the option of Anderson, into that number of the securities issued and sold in such financing, determined by dividing (a) such aggregate principal and accrued interest amounts, by (b) the purchase price per share or unit paid by the purchasers of the Company’s securities issued and sold in such financing; provided that at least 50% of the amount invested in such financing must be made by persons who are not affiliates of the Company. Notwithstanding the foregoing, Anderson’s ability to effect any such conversions will be limited by applicable provisions governing issuances of shares of the Company’s common stock under the rules of The Nasdaq Capital Market, subject to the Company’s receipt of any applicable waivers thereof, and any amounts not issuable to Anderson in the Company’s equity securities as a result of this limitation will be payable in cash.

Anderson is an “accredited investor” (as defined in Rule 501(a) of Regulation D) and the Anderson Note was, and any equity securities issued upon conversion thereof are, offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended.

The Anderson Note is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description is qualified in its entirety by the terms contained therein.

Security Agreement

On December 22, 2017, the Company and Anderson entered into a security agreement (the “Security Agreement”), pursuant to which the Company, to secure its obligations under the Anderson Note, granted to Anderson a security interest in the Company’s (i) personal property, whether owned or acquired after the date of the Security Agreement, including all accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment (including all fixtures), general intangibles, instruments, inventory, investment property, letter-of-credit rights, money, and other goods, and (ii) real property and real property interests, appurtenances, and fixtures, including rights of possession and use under leases and licenses, tenant improvements, and rights under options to lease or purchase and the like, as well as all products, proceeds and supporting obligations of the foregoing clauses (i) and (ii) (collectively, the “Anderson Collateral”).

Upon an event of default under the Anderson Note, Anderson may declare amounts under the Anderson Note immediately due and payable and may exercise remedies available under the Security Agreement, including the sale, disposition or collection of the Anderson Collateral, the proceeds of which would be applied to satisfy the Company’s obligations under the Anderson Note.

The Security Agreement is filed herewith as Exhibit 10.2, and is incorporated herein by reference, and the foregoing description is qualified in its entirety by the terms contained therein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference to this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Secured Promissory Note, dated as of December 22, 2017, between the Company and Dwight W. Anderson
10.2	Security Agreement, dated as of December 22, 2017 between the Company and Dwight W. Anderson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: December 29, 2017	By:	/s/ Linda V. Moore
Linda V. Moore
Executive Vice President and General Counsel